UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 12, 2003

Commission File Number: 0-21513

DXP ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

TEXAS 76-0509661

(state or jurisdiction of incorporation) (I.R.S. Employer Identification Number)

7272 Pinemont

Houston, Texas 77040

(Address of Principle Executive Offices) (Zip Code)

Registrant's telephone number, including are code: (713) 996-4700

ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Regulation FD.

On November 12, 2003, the Registrant issued a press release announcing financial results for the quarterly period ending September 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.

Exhibit No. Description

    Press Release dated November 12, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 12, 2003 DXP ENTERPRISES, INC.

By /s/ Mac McConnell

Mac McConnell

Senior Vice President and

Chief Financial Officer